PRODUCT SOLUTIONS
REPORTING DISCLOSURE

06.17.22


ExxonMobil

BAYTOWN

CAUTIONARY STATEMENT

FORWARD-LOOKING STATEMENTS. Statements of future events, conditions, or expectations in this presentation are forward-looking statements. Actual future results, including financial and operating performance, modeling guidance, earnings, and cash flow, production rates; and product sales levels and mix could differ materially due to a number of factors including global or regional changes in oil, gas, petrochemicals, or feedstock prices, differentials, or other market or economic conditions affecting the oil, gas, and petrochemical industries and the demand for our products; the impact of trading activities; changes in local, national, or international laws, regulations, and policies affecting our business including with respect to the environment; the development and transportation of our products; taxes, trade sanctions, and actions taken in response to pandemic concerns; the pace of regional and global economic recovery from the pandemic and the occurrence and severity of future outbreaks; actions of consumers and changes in consumer preferences; opportunities for and regulatory approval of investments or divestments that may arise; the outcome of our or competitors' research efforts and the ability to bring new technology to commercial scale on a cost-competitive basis; the development and competitiveness of alternative energy and emission reduction technologies; unforeseen technical or operating difficulties including the need for unplanned maintenance; and other factors discussed here and in Item 1A. Risk Factors of our Annual Report on Form 10-K and under the heading "Factors Affecting Future Results" available through the Investors page of our website at *Exxonmobil.com*. All forward-looking statements are based on management's knowledge and reasonable expectations at the time of this presentation and we assume no duty to update these statements as of any future date. Neither future distribution of this material nor the continued availability of this material in archive form on our website should be deemed to constitute an update or re-affirmation of these figures as of any future date. Any future update of these figures will be provided only through a public disclosure indicating that fact.

UPDATED REPORTING DISCLOSURE

- Product Solutions consolidates the world's largest integrated chemicals, fuels, and lubricants company
- New business is focused on growing high-value products, improving competitiveness, and leading in sustainability
- Providing greater transparency with re-segmented financials across three reporting segments: Energy Products, Chemical Products, and Specialty Products
  - Annual capex as well as quarterly earnings and volumes provided for 2017 – 1Q2022
  - Split of United States versus non-U.S. included

ENERGY PRODUCTS


Esso

CHEMICAL PRODUCTS



SPECIALTY PRODUCTS


Mobil 1
5W-30

UPDATED REPORTING SEGMENTATION

Product Solutions business to be reported in 3 segments beginning with 2Q22 results


1Q22 REPORTING SEGMENTS
2Q22 REPORTING SEGMENTS
UPSTREAM
DOWNSTREAM
CHEMICAL
CORPORATE & FINANCING
UPSTREAM
ENERGY PRODUCTS
CHEMICAL PRODUCTS
SPECIALTY PRODUCTS
CORPORATE & FINANCING
PRODUCT SOLUTIONS

- No change to Upstream or Corporate and Financing reporting segments
- Results for Low Carbon Solutions continue to be distributed across all reported segments

PRODUCT SOLUTIONS AMPLIFIES ADVANTAGES

Evolving our model to strengthen competitiveness

PRIOR STRUCTURE

DOWNSTREAM

- Fuels
- Finished lubricants
- Basestocks and waxes

CHEMICAL

- Olefins
- Polyethylene
- Polypropylene
- Intermediates
- Synthetics
- Aromatics
- Catalysts and licensing
- Elastomers and resins

CURRENT STRUCTURE, EFFECTIVE APRIL 1

ENERGY PRODUCTS

- Fuels
- Aromatics
- Catalysts and licensing

CHEMICAL PRODUCTS

- Olefins
- Polyethylene
- Polypropylene
- Intermediates

SPECIALTY PRODUCTS

- Finished lubricants
- Basestocks and waxes
- Synthetics
- Elastomers and resins

PRODUCT SOLUTIONS MODELING GUIDANCE

- Energy Products earnings driven by fuels refining margins
  - Fuels > 95% of combined segment sales volume
  - Leveraging existing manufacturing footprint to develop biofuels

- Chemical Products earnings primarily driven by polyethylene and polypropylene value chains; contribution from Intermediates tends to be less cyclical
  - Demand growth for chemical performance products outpacing the category

- Specialty Products earnings are predominantly driven by finished lubricants and lubes basestocks
  - Diverse product mix with opportunity to grow higher-value products; top line driven by GDP growth